Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill [Abstract]
Goodwill

NOTE 9: Goodwill

On August 2, 2022, the Company acquired the GPS test from Exact Sciences. The purchase price in excess of the fair value of the net assets acquired has been considered as residual goodwill for an amount of $35.9 million.

The Company is required to test Goodwill for impairment on an annual basis. The recoverable amount is determined based on a value-in-use calculation. The use of this method requires estimating of future cash flows and the determination of a discount rate in order to calculate the present value of the cash flows.

The company monitors its Goodwill at the consolidated company level, which is the level of its cash generating unit (CGU) benefiting from the synergies. The recoverable amount of the CGU has been determined from the value-in-use calculation based on the Company’s cash flow projections covering a period of 5 years through December 31, 2029.

The amount by which the CGU’s recoverable value exceeds its carrying value is $92.3 million.

The assumptions used are as follows:

For the Years Ended December 31	2024	2023
Discount rate (post-tax)	17.4%	12.83%
Terminal growth rate	2%	2%

The discount rate is based on comparable companies in the industry together with company-specific risks. Terminal growth rate is based on management estimates and industry data.

The Company’s impairment review is not sensitive to any reasonable possible changes in the key assumptions used by management.

Based on the above information, management concluded that there is no Goodwill impairment in 2024.